Exhibit 24.1



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider, Frederick G. Westerman and Valerie L. Cover, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-8 in connection with the registration by UnitedGlobalCom, Inc., a Delaware corporation (the "Company"), of 800,000 shares of Class A Common Stock issuable under the Company's 1993 Stock Option Plan, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and issuance of such shares with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date:  September 27, 1999              /S/  Gene W. Schneider
                                       -----------------------------------------
                                       Gene W. Schneider

Date:  September 16, 1999              /S/  Frederick G. Westerman III
                                       -----------------------------------------
                                       Frederick G. Westerman

Date:  September 16, 1999              /S/  Valerie L. Cover
                                       -----------------------------------------
                                       Valerie L. Cover

Date:  September 17, 1999              /S/  Albert M. Carollo
                                       -----------------------------------------
                                       Albert M. Carollo

Date:  September 17, 1999              /S/  John P. Cole
                                       -----------------------------------------
                                       John P. Cole, Jr.

Date:  September 10, 1999              /S/ Lawrence F. DeGeorge
                                       -----------------------------------------
                                       Lawrence F. DeGeorge

Date:  September 9, 1999               /S/  Lawrence J. DeGeorge
                                       -----------------------------------------
                                       Lawrence J. DeGeorge


Date: ___________, 1999                -----------------------------------------
                                       Antony P. Ressler

Date:  September 17, 1999              /S/  John F. Riordan
                                       -----------------------------------------
                                       John F. Riordan

Date: September 17, 1999               /S/  Curtis W. Rochelle
                                       -----------------------------------------
                                       Curtis W. Rochelle

Date:  September 17, 1999              /S/  Mark L. Schneider
                                       -----------------------------------------
                                       Mark L. Schneider

Date:  September 9, 1999               /S/  Bruce H. Spector
                                       -----------------------------------------
                                       Bruce H. Spector